Disposals	12 Months Ended
Dec. 31, 2025
Disclosure of analysis of single amount of discontinued operations [abstract]
Disposals

Note 7: Disposals

In 2025, disposals of businesses were not material. In December 2024, the Company sold its FindLaw business in a transaction valued at up to $410 million, as well as certain other non-core businesses, which were individually not material to the results of operations. FindLaw, an operator of an online legal directory and provider of website creation and hosting services, law firm marketing solutions, and peer rating services, was reported within the Legal segment. The consideration recorded in December 2024 from the sale of FindLaw and the other non-core businesses consisted of $297 million in cash proceeds received and $88 million of contingent receivables, which are subject to the achievement of certain performance milestones through June 2026. The contingent receivables have been included in “Other financial assets”, current in the consolidated statement of financial position. The gain on sale of FindLaw and the other non-core businesses was $196 million in aggregate.

The net assets disposed and gain on the above transactions as of their closing date are as follows:

Year ended December 31,
(millions of U.S. dollars)	2024
Consideration received or receivable:
Cash and cash equivalents	297
Fair value of contingent consideration	88
Total consideration	385
Trade and other receivables	(23)
Prepaid expenses and other current assets	(24)
Software	(25)
Goodwill	(87)
Other non-current assets	(17)
Total assets	(176)
Deferred revenue	2
Total liabilities	2
Net assets disposed	(174)
Other	(15)
Gain on sale before income tax	196